UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2017

Jones Lang LaSalle Income Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51948	20-1432284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

333 West Wacker Drive, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 897-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 — Unregistered Sales of Equity Securities.

On May 10, 2017, Jones Lang LaSalle Income Property Trust, Inc. (the “Company”) received $22,780 relating to the sale and issuance of 2,000 of its Class M-I Common Stock at the NAV per Share of $11.39.

These sales of the Class M-I Common Stock are exempt from registration under Section 4(2) of the Securities Act of 1933 (the “Securities Act”) because the purchaser is an accredited investor within the meaning of Regulation D promulgated under the Securities Act.

Item 5.07 — Submission of Matters to a Vote of Security Holders.
On May 9, 2017, the Company held its annual meeting of stockholders at 333 West Wacker Drive, Chicago, IL 60606 (the “Annual Meeting”). Stockholders representing 118,890,945 shares, or 87.7.%, of the outstanding shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), outstanding as of March 16, 2017 (the “Record Date”) were present in person or were represented at the meeting by proxy.
The purpose of this meeting was to consider and vote upon the following two proposals:

1.	To elect seven individuals to the board of directors for the ensuing year and until their successors are elected and qualify and

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

At the Annual Meeting, the stockholders elected all seven director nominees and ratified the appointment of KPMG LLP. The votes cast with respect to each proposal were as follows:

	Votes For	Votes Withheld	Total
Proposal 1: Election of Directors
Lynn C. Thurber	116,940,523	1,950,422	118,890,945
Virginia G. Breen	117,652,660	1,238,285	118,890,945
Jonathan B. Bulkeley	117,193,203	1,697,742	118,890,945
R. Martel Day	117,514,504	1,376,441	118,890,945
Jacques N. Gordon	117,484,005	1,406,940	118,890,945
Jason B. Kern	117,518,365	1,372,580	118,890,945
William E. Sullivan	117,527,867	1,363,078	118,890,945

	Votes For	Votes Against	Abstentions
Proposal 2: Ratification of KPMG LLP Appointment	117,720,931	830,665	339,349

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
JONES LANG LASALLE INCOME PROPERTY TRUST, INC.

By:     /s/ C. ALLAN SWARINGEN
Name: C. Allan Swaringen
Title: Chief Executive Officer and President

Date: May 10, 2017